Exhibit 99.1

CAPITAL MARKETS PRESENTATION 2Q 2026

SAFE HARBOR COMMENTS AND FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “Company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” "target," “commit” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to achieve expected benefits from cost management, efficiency improvements, and profitability initiatives, such as its Fit to Win initiative, including expected impacts from production curtailments, reduction in force and furnace closures, (2) the general credit, financial, political, economic, legal and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade policies and disputes, financial market conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates, changes in laws or policies, legal proceedings involving the Company, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (3) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflicts in the Middle East and between Russia and Ukraine and disruptions in supply of raw materials caused by transportation delays), (4) competitive pressures from other glass container producers and alternative forms of packaging or consolidation among competitors and customers, (5) changes in consumer preferences or customer inventory management practices, (6) the continuing consolidation of the Company’s customer base, (7) risks related to the development, deployment and use of artificial intelligence technologies, (8) the Company’s inability to improve glass melting technology in a cost-effective manner and introduce productivity, process and network optimization actions, (9) unanticipated supply chain and operational disruptions, including higher capital spending, (10) seasonality of customer demand, (11) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (12) labor shortages, labor cost increases or strikes, (13) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (14) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (15) any increases in the underfunded status of the Company’s pension plans, (16) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third-party service providers, (17) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (18) risks associated with operating in foreign countries, (19) foreign currency fluctuations relative to the U.S. dollar, (20) changes in tax laws or global trade policies, (21) the Company’s ability to comply with various environmental legal requirements, (22) risks related to recycling and recycled content laws and regulations, (23) risks related to climate-change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders, and the other risk factors discussed in the Company’s filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance, and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. Additionally, certain forward-looking and other statements in this presentation or other locations, such as the Company’s corporate website, regarding ESG matters are informed by various ESG standards and frameworks (which may include standards for the measurement of underlying data) and the interests of various stakeholders. Accordingly, such information may not be, and should not be interpreted as necessarily being “material” under the federal securities laws for SEC reporting purposes, even if the Company uses the word “material” or “materiality” in such discussions. In particular, certain standards and frameworks use definitions of “materiality” in the ESG context that differ from, and are often more expansive than, the definition under U.S. federal securities laws. ESG information is also often reliant on third-party information or methodologies that are subject to evolving expectations and best practices. The Company’s disclosures may change due to revisions in framework requirements, availability of information, changes in its business or applicable governmental policies, or other factors, some of which may be beyond its control.

WHO WE ARE TODAY 3 * Financial metrics as of YE 2025 ~19,000 employees, 70+ nationalities, 30+ languages Sell into 74 countries through network of 61 plants in 18 countries Serve TOP global beer and spirits brands Customer Excellence Top Quartile Net Promoter Score (NPS) Global Leader in both MAINSTREAM and PREMIUM Glass Packaging $6,426 $1,218 Net Sales aEBITDA FINANCIAL SCALE* ($M) #1 Global Glass Supplier GLOBAL LEADER in glass packaging refocused on transforming COMPETITIVENESS, increasing ECONOMIC PROFIT and growing the VALUE of the company

STATE OF THE BUSINESS 4 4 Strong Americas Performance And Momentum • Excellent Fit To Win progress with segment operating profit expected to be up ~ 60% ’24–‘26 Europe Transformation Accelerating Despite Macro Headwinds • Significant structural progress to improve long-term competitive position via Fit To Win • Macros and energy impacting short-term performance Solid Balance Sheet and Strong Liquidity • Expect mid-3x leverage @ FYE26, ~$1.2B in available liquidity, no bond maturities until 2028 • FCF prioritized to debt reduction Managing Through Softer Demand Environment • Alcohol consumption remains soft, but positive trends in Food and NAB • 2Q26 sales volumes softer than expected QTD with initial signs of improvement in June Stable Full Year Outlook • 2Q26 likely ~ 20% of annual aEPS allocation due to softer demand • FY26 aEBITDA guidance range of $1,125M - $1,225M

5 1,100 1,218 1,450 1,650 2024 2025 2026E 2027 Target 2029 Objective RESHAPING O-I TO BECOME THE ‘BEST VALUE’ PACKAGING OPTION 5 Optimizing how we work across the value chain with suppliers and customers Transforming O-I’s cost base to become highly competitive Building a higher value, more premium business portfolio Focusing the business on driving Economic Profit Growing in clearly targeted geographies, categories and segments EARNINGS IMPROVEMENT (aEBITDA, $M) 1,125-1,225 ≥ ≥ > 8% 5YR CAGR ROBUST INVESTMENT THESIS TO CREATE SHAREHOLDER VALUE Note: 2026 outlook provided at 1Q26 reporting; 2027 target and 2029 objective were from our March 2025 I-Day and not subsequently updated

OUR RIGHT TO WIN 6 6 Consumers & Customers PREFER GLASS Privileged Footprint With GROWTH Opportunities GLOBAL Reach With LOCAL Touch Privileged CUSTOMER RELATIONSHIPS Refocus On COMPETITIVENESS From Scale

VALUE CREATION ROADMAP 7 CURRENT O-I EP CAPTURE FUTURE O-I EP CAPTURE FIT TO WIN: Radically reduce total enterprise costs and optimize entire network and value chain PROFITABLE GROWTH: Leverage more competitive position to drive future profitable growth with winning customers HORIZON 1 (2024+) FIT TO WIN STRATEGIC OPTIONALITY: Grow the business through geographic expansion, JVs, partnerships and capability M&A, as well as consistently return capital to shareholders ECONOMIC PROFIT (EP) MINDSET HORIZON 2 (2026+) PROFITABLE GROWTH HORIZON 3 (2028+) STRATEGIC OPTIONALITY

8 1Savings are cumulative compared to 2024 baseline year 2Gross of management incentives NET FIT TO WIN BENEFITS ($M) PHASE A PHASE B 2024 2025 3 YEAR 1 ACTUAL ACTUAL 1Q ACTUAL FY TARGET TARGET COMMENTS Reshape SGA 2 14 98 21 70 200 Org actions to be completed by mid-2026 Initial Network Optimization 11 81 11 65 150 Announced plant closures (EU) to be completed by mid-2026. 1Q impacted by $5M in EU for plant closures related costs TOTAL PHASE A SAVINGS 25 179 32 135 350 Total Organizational Effectiveness - 58 (3) 80 200 Third wave of TOE commenced. Benefits are net of $10M disruption costs in AM for extreme weather, MX civil unrest, Peru NG pipeline outage. Cost Transformation - 63 6 60 200 Advancing energy and procurement initiatives TOTAL PHASE B SAVINGS - 121 3 140 400 TOTAL FIT TO WIN SAVINGS 25 300 35 275 750 2026Fit To Win generated $50M gross benefits, $35M net of $15M temporary disruption costs ≥ FIT TO WIN STATUS FIT TO WIN AHEAD OF SCHEDULE and Delivering Meaningful Benefits

SOLID PROGRESS TOWARDS INVESTOR DAY TARGETS 9 PROGRESS TOWARDS 2027 I-DAY GOALS aEBITDA aEBITDA %Margin Fit To Win Benefits FCF % Sales Leverage Ratio Normalized ES 2024 2025 2026F 2027 I-Day Target 2027 Updated Target ≥ $1,450M LOW 20%s ≥ $750M ≥ 5% ≤ 2.5x ≥ 2% Focused On 2027 INVESTOR DAY TARGETS Driven By Fit To Win

2026 FINANCIAL OUTLOOK 10 2025 2026E aEBITDA ($M) $1,218 $1,125 - $1,225 aEPS (per share) 1 $1.60 $1.00 - $1.50 FCF ($M) $168 $50 - $150 LEVERAGE RATIO 3.5x Mid 3x 1 For estimated 2026, assumes effective tax rate of 35% - 40%. Further details in the appendix 2026 GUIDANCE (as of 6/9/26) EST QTRLY ALLOCATION STABLE FY26 GUIDANCE, As Balance Sheet Remains Stable I-Day Tgt 2026 2025 2024 3.9x 3.5x Mid 3’s <2.5x • Debt reduction remains top priority for free cash flow • ~ $1.2B liquidity • No bond debt maturities until 2028 SOUND BALANCE SHEET NET DEBT LEVERAGE RATIO ~5% ~42% ~20% ~33% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2Q26 will likely represent ~ 20% of annual aEPS guidance given softer than expected QTD sales volume with initial signs of demand improvement in June

11 CONCLUSION FTW DRIVING IMPROVING FUNDAMENTALS AND INCREASING SHAREHOLDER VA LUE • SOUND STRATEGY TO CREATE SHAREHOLDER VALUE • FIT TO WIN IS DELIVERING AND ENABLES FUTURE PROFITABLE GROWTH • EXPECT IMPROVED 2H26 VOLUMES SUPPORTED BY NEW BUSINESS WINS • REAFFIRM 2026 GUIDANCE • FOCUSED ON INVESTOR DAY 2027 OBJECTIVES

12 APPENDIX

13 FULL YEAR 2026 OUTLOOK ( A S O F 6 / 9 /2 6) AGGRESSIVELY MANAGING LEVERS IN O -I CONTROL; REVISED GUIDANCE DUE TO ENERGY INFLATION 2026 RISK ADJUSTED GUIDANCE Adj. EBITDA ($M) Adjusted EPS FCF ($M) ORIGINAL GUIDANCE (from 2/11/26) $1,250 - $1,300 $1.65 - $1.90 $200 Net Price (primarily Europe) 1 ↓ ($30 - $50) Additional Cost Improvement ↑ $25 - $30 Glass Dynamics ($0 - $25) ($0.00 - $0.15) ($0 - $25) Direct Energy Inflation ↓ ($40 - $60) Indirect Energy Inflation ↓ ($35 - $40) Middle East Conflict Dynamics ($75 - $100) ($0.40 - $0.50) ($75 - $100) RISK ADJUSTED GUIDANCE $1,125 - $1,225 $1.00 - $1.50 $50 - $150 Management is actively monitoring macro indicators especially related to the Middle East conflicts, including consumer demand trends and inflationary impacts on commercial dynamics, and will take additional actions as warranted. 1Excludes energy related cost inflation variation attributed to the Middle East conflicts

14 APPROXIMATE EPS SENSITIVITY TO 1% CHANGE IN ANNUAL VOLUME • $0.07/sh for 1% change in sales volume • $0.13/sh for 1% change in production volume • $0.20/sh for 1% change in combined sales and production volume APPROXIMATE ANNUAL EPS SENSITIVITY TO €5/MWH CHANGE IN EU NATURAL GAS TTF PRICES • Guidance Assumes €45-55/MWH YTG 2026 • $0.03/sh for €5/MWH increase in TTF above €55/MWH • $0.05/sh for €5/MWH decrease in TTF below €45/MWH • Sensitivity is provided for EU NG price variance as it is the highest price and most volatile energy market. Other markets are less volatile with a greater percentage of business covered by multi-year contracts with price adjustment formulas that pass thru energy inflation on a lagging basis. 2026 KEY GUIDANCE SENSITIVITIES VOLUME & ENERGY MITIGATING EU ENERGY RISK 2026 YTG 2027 % EU NG Covered by Energy Management Practices 75% - 80% Mitigated 75% - 80% of EU YTG NG gas exposure at rates favorable to current index prices > 50%

2026 KEY GUIDANCE ASSUMPTIONS ( A S O F 6 / 9 /2 6 ) 15 BUSINESS DRIVER 2026 vs 2025 ▲ Fav ▼Unfav 2026 COMMENTS aEBITDA ▲ $1.125B - $1.225B Sales Volume ►/▼ ~ Flat to down slightly, may exit some unprofitable business Net Price ▼ ~ $35M-$100M headwind Energy Reset ▼ ~ $150M as reset fav EU energy contracts expiring Dec '25 Add'l Energy Inflation ▼ ~ $75M-$100M inflation related to Middle East Conflicts F X ▲ ~ $10-$15 tailwind @ 4/28/26 rates aEPS ▲ $1.00 - $1.50/sh Interest Expense ► ~ $335M - $350M Adjusted ETR ▲ 35-40%, up from prior assumption due to lower earnings base FCF ▲ $50M - $150M aEBITDA ▲ $1.125B - $1.225B (D&A of $490 - $500M) CapEx ►/▼ ~ $450M Working Capital ► Lower IDS net of AR growth as sales impv 2H26 Restructuring ►/▼ ≤ $150M Taxes/Interest ► Taxes ~ $110M; Interest ~ $330M Other ►/▼ $25M - $50M Incentive payments and returnable packaging LEVERAGE RATIO ▲ Mid 3x by FYE26 ≥ $275M F2W benefit ~ $20M - $30M headwind as reduce IDS ▲ Operating Costs/ Corp Retained & Other 2026 BUSINESS DRIVERS FX 27-Apr AVG AVG 2026 1Q26 1Q25 EUR 1.17 1.17 1.05 MXN 17.38 17.51 20.53 BRL 5.00 5.19 5.82 COP 3,622 3,691 4,162 FX ASSUMPTIONS FX EPS SENSITIVITY TO 10% CHANGE FX RATE ASSUMPTIONS AND APPROXIMATE ANNUAL IMPACT ON EPS FROM 10% FX CHANGE EUR 0.08 MXN 0.07 BRL 0.02 COP 0.02

NON 16 -GAAP FINANCIAL MEASURES The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, free cash flow as percentage of net sales, adjusted effective tax rate, net debt, net debt leverage, EBITDA, adjusted EBITDA, normalized economic profit and normalized economic spread provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings (loss) attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Adjusted effective tax rate relates to the provision for income taxes, excluding items management considers not representative of ongoing operations and other adjustments, divided by earnings (loss) before income taxes, exclusive of items management considers not representative of ongoing operations and other adjustments. EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Net debt refers to total debt less cash. Net debt leverage refers to net debt divided by Adjusted EBITDA. Normalized economic profit (NEP) refers to net earnings (loss) attributable to the Company, excluding interest expense, net and items not considered representative of ongoing operations (excluding interest expense, net), minus the product of the Company’s average invested capital and its long-term normalized weighted average cost of capital. Normalized economic spread percentage (NES) refers to NEP divided by the Company’s average invested capital. Management uses adjusted earnings, adjusted earnings per share, EBITDA, Adjusted EBITDA, adjusted effective tax rate, normalized economic profit, normalized economic spread and net debt leverage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow (FCF) relates to cash provided by operating activities less cash payments for property, plant and equipment. Free cash flow as a percentage of net sales is calculated as FCF divided by net sales. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors

RECONCILIATION TO ADJUSTED EARNINGS 17 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for the periods ending after December 31, 2025 to its most directly comparable GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to net earnings (loss) attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

RECONCILIATION FOR SEGMENT OPERATING PROFIT 18 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, segment operating profit, for the periods ending after December 31, 2025 to its most directly comparable GAAP financial measure, earnings (loss) before income tax, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Earnings (loss) before income tax includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

RECONCILIATION TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN 19 For the periods ending after December 31, 2025, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted EBITDA and adjusted EBITDA margin, to its most directly comparable U.S. GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

RECONCILIATION TO NET DEBT LEVERAGE RATIO 20 For the years ending after December 31, 2025, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, net debt leverage ratio, which is defined as total debt less cash divided by Adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, Net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

NORMALIZED ECONOMIC PROFIT AND SPREAD RECONCILIATION 21 For the years ending after December 31, 2025, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, economic profit, economic spread, normalized economic profit and normalized economic spread to its most directly comparable U.S. GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

RECONCILIATION TO FCF AND FCF AS PERCENTAGE OF SALES 22 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, free cash flow, for all periods after 2026 and for free cash flow as a percentage of net sales, for all periods after December 31, 2025 to its most directly comparable U.S. GAAP financial measures, cash provided by operating activities and cash provided by operating activities divided by net sales, respectively, without unreasonable effort. This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property, plant and equipment, as well as items that would be excluded from cash provided by operating activities. The variability of these excluded items and other components of cash provided by operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results.

RECONCILIATION TO ADJUSTED EFFECTIVE TAX RATE 23 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted effective tax rate, for the years ending after December 31, 2025, to its most directly comparable GAAP financial measure, provision for income taxes divided by earnings (loss) before income taxes, because management cannot reliably predict all of the necessary components of these GAAP financial measures without unreasonable efforts. Earnings (loss) before income taxes includes several significant items, such as restructuring charges, asset impairment charges, and charges for the write-off of finance fees, and the provision for income taxes would include the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted effective tax rate to provision for income taxes divided by earnings (loss) before income taxes or address the probable significance of the unavailable information, which could be material to the Company's future financial results.